UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2026

VIVMARK RESIDENTIAL

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in Its Charter)
Illinois	0-24920	36-3894853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606

4040 Wilson Blvd., Suite 1000
Arlington, Virginia		22203
(Addresses of Principal Executive Offices)		(Zip Codes)

Registrant’s Telephone Number, Including Area Code: (312) 474-1300 or (703) 329-6300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Vivmark Residential)	VMRK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 16, 2026, Vivmark Residential’s operating partnership, ERP Operating Limited Partnership, an Illinois limited partnership (the “Operating Partnership”), increased the maximum aggregate amount for which it may issue, from time to time, unsecured notes (the “Notes”) pursuant to its U.S. dollar-denominated commercial paper program from a maximum aggregate amount outstanding at any time of $1.5 billion to $2.5 billion. The Notes are sold under customary terms in the United States commercial paper note market and rank pari passu with all of the Operating Partnership’s other unsecured senior indebtedness. The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes are being sold pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVMARK RESIDENTIAL
Date: September 17, 2026	By: /s/ Scott J. Fenster
Name: Scott J. Fenster
Its: Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP
By: Vivmark Residential, its general partner
Date: September 17, 2026	By: /s/ Scott J. Fenster
Name: Scott J. Fenster
Its: Executive Vice President, General Counsel and Corporate Secretary